Exhibit 99.1

investor presentation October 2023

Forward - Looking Statements: This presentation contains, and management and representatives may from time to time make, forward - looking statements within the meaning of U.S. federal securities laws that involve significant risks and uncertainties, including statements regarding Set Jet’s plans, objectives, expectations, and intentions. These forward - looking statements are neither historical facts nor assurances of future performance, and instead are based on Set Jet’s current expectations, beliefs, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward - looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward - looking statements. In order to comply with the terms of the safe harbor, Set Jet notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward - looking statements. There are no guarantees that Set Jet will succeed in its efforts to obtain future growth and profitability metrics. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in continuing to maintain or grow membership; (2) pilot and aircraft availability due to market, maintenance, or other factors; (3) uncertainty in continued use and growth in private air travel in the markets Set Jet serves; (4) uncertainty of market acceptance of Set Jet’s services, including the risk that its services will not be competitive with offerings by other companies; and (5) other factors that might be described from time to time by Set Jet. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the preliminary proxy statement / prospectus of Revelstone Capital Acquisition Corp.'s ("RCAC") registration statement on Form S - 4 (the "Form S - 4") initially filed on August 17, 2023, as amended, and other documents filed or to be filed by RCAC with the SEC. All information in this presentation is as of the date of the presentation, and Set Jet expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Set Jet’s expectations or any change in events, conditions, or circumstances on which any such statement is based unless required by law. Readers are urged to consider these factors carefully in evaluating the forward - looking statements and cautioned not to place undue reliance upon them. This document is based on the most current information available to and intentions of Set Jet, subject to alteration as research or outcomes uncover new information, and as such will continue from time to time to be modified and changed as warranted. © 2023 by Set Jet, Inc. All rights reserved forward - looking statements SET JET 2

Basis of Presentation This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to an investment in connection with the transactions contemplated by the Amended and Restated Merger Agreement dated August 16, 2023 (the “Merger Agreement”) by and among Revelstone Capital Acquisition Corp. (“RCAC”), Revelstone Capital Merger Sub, Inc. (“Merger Sub”), and Set Jet, Inc., a Nevada corporation (“Set Jet”), pursuant to which Merger Sub will merge with and into Set Jet, with Set Jet surviving the merger and becoming a wholly - owned direct subsidiary of RCAC (the “Merger” and collectively with the other transactions described in the Merger Agreement, the “Business Combination”). None of Set Jet, any of its affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the fairness, accuracy, reasonableness or completeness of the information contained herein, including, but not limited to, information obtained from third parties. Certain information contained in this presentation has been obtained from sources other than Set Jet. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and Set Jet does not take any responsibility for such information. This presentation may contain trade names, trademarks and service marks of other companies, which are the property of their respective owners. Set Jet does not intend for the use or display of these companies’ trade names, trademarks or other service marks to imply a relationship with, or endorsement or sponsorship of Set Jet by, such companies. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Industry and Market Data In this presentation, Set Jet relies on and refers to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. The information and statistics are obtained from various sources, including publicly available information from third - party sources. All of the market data and industry information in this presentation involve a number of assumptions and limitations, and the recipients of the presentation are cautioned not to give undue weight to such information. Although Set Jet believes these sources are reliable for the purposes used herein, it cannot guarantee the accuracy, fairness, completeness or correctness of the information, and Set Jet has not independently verified the information. Non - GAAP Measures : This presentation contains information regarding Set Jet’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“non - GAAP measures”). Management believes that these non - GAAP measures and presentation provide additional useful insight into underlying business trends and results and provides a more meaningful comparison of period - over - period results. These non - GAAP measures do, however, have certain limitations and should not be considered as an alternative to or in isolation from information calculated in accordance with GAAP. Definitions of non - GAAP measures presented herein and reconciliations to the applicable non - GAAP measures have been included in this presentation. Use of Projections This presentation contains projected financial information with respect to Set Jet. Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of RCAC nor the independent registered public accounting firm of Set Jet, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of the inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Important Information About the Proposed Business Combination and Where to Find It : In connection with the proposed merger, RCAC has filed the Form S - 4, which includes a preliminary proxy statement and a prospectus in connection with the proposed merger. Once declared effective, the preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of RCAC as of the record date established for voting on the proposed merger and will contain important information about the proposed merger and related matters. THIS PRESENTATION DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED MERGER AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION WITH RESPECT OF THE PROPOSED MERGER . Stockholders of RCAC and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with RCACs’ solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed merger because the proxy statement will contain important information about RCAC, Set Jet and the proposed merger. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to RCAC as set forth below. INVESTORS AND SECURITY HOLDERS OF RCAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT RCAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RCAC, SET JET, THE PROPOSED MERGER AND THE CONTEMPLATED TRANSACTIONS IN CONNECTION WITH THE PROPOSED MERGER. Participants in the Solicitation : RCAC, Set Jet, and their respective directors and officers may be deemed to be participants in the solicitation of proxies from RCACs’ stockholders in connection with the proposed merger . Information about the directors and executive officers of RCAC and a description of their interests in RCAC and the proposed merger are set forth in the Form S - 4 , and which can be obtained free of charge from the sources indicated above . Information regarding the interests of participants who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed merger is set forth in the Form S - 4 , which can be obtained free of charge from the sources indicated above . No Offer or Solicitation : This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of RCAC, Set Jet or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . 3

Daniel Neukomm Co - Chief Executive Officer ▪ 20+ years of operating and 16+ years of investment experience ▪ Co - founder of Revelstone Capital Tom Smith Chief Executive Officer ▪ Founder of TASER ▪ Winner of 2022 Ernst and Young Entrepreneur Award 4 ▪ Certified Pilot for 30 years with over 10 , 000 hours of flight time Jim Barnes Chief Financial Officer ▪ 40+ years of business experience ▪ 10+ years of experience as a public company CFO Morgan Callagy Co - Chief Executive Officer ▪ 25+ years of investment experience ▪ Co - founder of Revelstone Capital experienced leadership SET JET

SET JET

transaction overview

Target Company	Set Jet, Inc.
SPAC	Revelstone Capital Acquisition Corp. (NasdaqGM: RCAC)
SPAC Mgmt.	Daniel Neukomm, Co-CEO & Morgan Callagy, Co-CEO
Transaction Type	SPAC Business Combination and Private Placement
Purchase Price	$80 Million Base + $65 Million Earnout
Earnout Details	Up to 6.5 million shares: ▪ 3.5M if VWAP > $12.50 for 20 out of 30 days at least 180 after closing and ending on the 5th anniversary of the closing date ▪ 1.0M if VWAP > $15.00 for 20 out of 30 days at least 180 after closing and ending on the 5th anniversary of the closing date ▪ 2.0M to key Set Jet executives and vests if VWAP > $15.00 for 20 out of 30 consecutive days within 5 years after the closing date
Financing Details[1]	$18 million private placement provided by Coleman Group: ▪ $4 million Pre-PIPE funded prior to closing ▪ $14 million PIPE funded in two tranches: – $7.5 million at the initial closing date – $6.5 million lessor of 3 business days of the effective date of registration or 3 months
Use of Proceeds	Working Capital and General Corporate Purposes

Sources and Uses ($M)

Sources		Uses	
Set Jet Equity Roll	$65.0	Set Jet Equity Roll	$65.0
Cash Remaining in Trust	$36.0	Est. Fees and Expenses	$6.1
Cash from Set Jet Balance Sheet	$0.1	Cash to Balance Sheet	$44.0
PIPE	$14.0		
Total Sources	$115.1	Total Uses	$115.1

Pro Forma Ownership

	Shares	%
Set Jet (Including Earnout)	11,421,700	50.0%
SPAC Sponsor	2,900,000	12.7%
PIPE Shares	3,600,000	15.7%
SPAC IPO Investors (excluding warrants)	4,644,819	20.3%
Roth Capital & CHW Advisors (Fee Shares)	295,500	1.3%
Total	22,862,019	100.0%


Roth & CHW Advisors (Fee Shares) 1.3%
PIPE Shares 15.7%
Set Jet (Earnout) 28.4%
SPAC Sponsor 12.7%
SPAC IPO Investors 20.3%
Set Jet 21.5%

Note: Pro forma capitalization structure of Set Jet will include ~14.5M warrants held by SPAC IPO investors and SPAC sponsor ($11.50 exercise price). Based on net debt of $15.6M as of 6/30/2023.
1) The $4 million "pre-PIPE" will include 400k warrants ($12.50 exercise price) in addition, the closing payments will include 750K warrants ($12.50 exercise price) and 650K warrants ($12.50 exercise price) issued to Coleman Group.
2) Pro forma ownership presented assuming 0% redemption of shares by holders of Class A common stock of SPAC. Figures represent the full amount of cash held in the SPAC trust account.

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One - Time Security Check Fee $99.95 6 cost - effective membership SET JET Monthly Membership Fee $99.95 Up to Four Flights Daily Seats Starting at $750

company overview Note: As of 6/30/2023 by the numbers 4,300+ Active Members $327,500+ Recurring Monthly Membership Revenue set jet is a subscription membership technology company SET JET 7 6,300+ Member Initiated Charter Flights 32,000+ Members Flown 20+ Member Benefit Partners 62% 2020 - 2022 Revenue CAGR 5 Operating in Western States and Mexico

SET JET

company milestones


set jet

2011 – 2013
commenced work with FAA and DOT

completed an extensive multi-year FAA and DOT regulatory review of membership model and software platform enrolled first members (2013)

january 2020
commenced expanded flight service to and from scottsdale to three (3) flights per week per city pair (los angeles, orange county, san diego and las vegas june 2020
announced expanding flight service between scottsdale, san diego and orange county august 2020
launched nonstop service between scottsdale and cabo

november 2020
announced expansion of flight service between scottsdale and cabo may 2021
opened new scottsdale VIP member lounge and private terminal june 2021
expanded routes to include las vegas

july 2021
launched nonstop service between las vegas and los angeles, orange county and san diego october 2021
added service between san jose and los angeles, orange county, san diego and las vegas april 2022
consolidated bay area hubs

june 2022
flights between las vegas and cabo san lucas launched

june 2022
unveiled new elite membership

december 2022
commenced salt lake city route

july 2023
announced proposed merger with Nasdaq: RCAC

2011-2014 | 2020 | 2020 | 2020 | 2020 | 2021 | 2021 | 2021 | 2021 | 2022 | 2022 | 2022 | 2022 | 2023

set jet

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A BEYOND FIRST - CLASS unparalleled member experience 9 become a member cost - effective membership one - time security check fee $99 .95 monthly membership fee $99 .95 arrive at private terminal time - saving private VIP terminals check - in 20 minutes prior to boarding guided curb - to - curb experiences seats starting at $750 * buy a seat, not the jet highest safety - rated partners, coveted ARGUS Platinum safety up to 4 months in advance or hop on an existing flight in as little as 60 minutes before departure spacious private 13 - 15 seating fly in style large wide body aircraft in - flight service from cabin hosts *$750 cost include fees

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our goal of combining the winning business models of best - in - class peers to disrupt and improve air travel SET JET Luxury Consumer Brands Online Travel High - End Travel Membership Consumer Subscription Representative Peers ▪ Emphasis on brand value ▪ Strong and influential pricing power ▪ Aspirational lifestyle brands ▪ Proprietary technology ▪ High growth and disruptive platforms ▪ Convenient last - minute bookings ▪ Flexible travel dates ▪ Travel focused business models ▪ Affordable, high - quality experiences ▪ Reliability and peace of mind ▪ Customer demographics ▪ Recurring revenue business models ▪ Customer insight and revenue predictability ▪ Improved customer experience Characteristics set jet believes support a winning air travel business model Sources: Publicly available information, press releases and SEC. 11

We believe Set Jet is the most cost - effective and luxurious form of private air travel within the United States… Note: Flight costs are as of 10/31/2023 and rounded to the nearest $100. 1) Light aircraft based on a seating capacity of 6 - 7 passengers sourced from BAJit.com. 2) Large cabin aircraft seating capacity of 10 - 15 passengers sourced from BAJit.com. flight cost comparison Chartered 2 (Large Cabin Aircraft) Chartered 1 (Light Aircraft) First - Class (Commercial) (Semi - Private, Members - Only) $37,900 to $50,800 $13,700 to $17,000 $1,500 $763 for Members PHX/SDL to SNA $56,400 to $78,100 $29,800 to $35,800 $1,500 - $2,500 $1,990 for Members LAX to Cabo $41,700 to $60,700 $12,800 to $16,700 $300 to $900 $747 for Members LAX to Las Vegas unmatched member value SET JET 12

A UNIQUELY LARGE Commercial Economy 934 Million Seats Flown Commercial Business & First Class 64 Million Seats Flown Private Aircraft 7 Million 1 Seats Flown 1+ Billion Seats Opportunity Sources: Goldman Sachs Global Investment Research. Note: Market size based on total seats flown as of 2019. 1) Based on 3.3M flights completed in 2021 sourced from BBC. 2 passengers per flight on average sourced from GlobalAir. total addressable market Opportunity for Set Jet Member growth comes from all segments of air travel market 13

Vox
Sept. 8, 2023

"Over 22 million more travelers crowded the airports this summer than last — and many were freshly reminded of what's now the industry standard of nickel-and-diming passengers"

CNN
June 28, 2023

"I have no idea where my luggage is. There's no one to ask unless I wait in another line for several hours"

The Guardian
June 12, 2023

"Dirty planes are just one of the issues travels are likely to face…consumer complaints against airlines surged more than 300% compared to pre-pandemic levels"

INSIDER
Feb. 20, 2023

"This past year has been a nightmare for air travelers, featuring epic flight meltdowns, over a million mishandled bags, and a nationwide ground stop"

set jet

SET JET

premium alternative to commercial travel

	set jet	Commercial Airlines
Last Minute Booking [1]	Up to 30 minutes before departure	At least 2 hours before departure
Congestion and Hassle Free	✓	✗
Spacious & Luxurious Aircraft	✓	✗
Pristine Terminal & Waiting Area	✓	✗
Premium Baggage Handling	✓	✗

Sources: Vox, CNN, The Guardian and Insider.
1) Commercial airline last minute booking options vary by carrier.

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differentiated, asset - light business model 5 - year exclusive charter access private jet owners exclusive aircraft charters Aircraft leased to charter operator drives asset - light model Optimizes ownership and investment Cost - effective and luxurious aircraft Many owners are active Set Jet members Option to renew at the end of year 5 charter operator agreements best - in - class jet operations and 5 - year exclusive access to aircraft ARGUS Platinum Rating 60 years of professional aviation experience Transparent fixed pricing FAA approved and registered Experienced crews available to meet customer demands Acts as an agent for members in facilitating private jet charter flights Responsible for cabin hosts and ground operations Responsible for staffing private terminals Covers aircraft operating costs for members Monthly charter fee Fuel and landing fees Luxurious private jet experience membership base Families Commuters Business Corporate Partners Celebrities Weekend getaways the community SET JET 15 current fleet Set Jet offers an exclusive fleet consisting of 5 Bombardier Challenger 850 s, the largest wide body aircraft offered that comfortably seats 13 to 15 passengers, providing an ultra luxury flying experience … spacious cabin floor plans: Note: As of July 2023, four aircraft are operational. Set Jet acts solely as an agent for its members in facilitating private jet charter flights and other membership benefits. Set Jet does not own or operate any aircraft. On behalf of its members, Set Jet facilitates all charter flights using the services of FAA certificated Part 135 carriers. 1) Set Jet’s chartered fleet demonstrates a very high level of safety practices in their operations, maintenance and safety programs. 16 SET JET strategic advantages technology The booking engine and underlying technology which provides a smooth Member experience, was created, tested and implemented in a multi - year process with multiple reviews by FAA & DOT before entering the marketplace. product quality By using specific aircraft, outfitted with the highest quality interiors and providing the best customer service, we are able to deliver a true private aviation experience to every member at a reasonable cost. Seasoned management Founded and run by a team of experts in aviation and technology, with public company track records. non - replicable business model regulatory review To deliver a financially viable product that the market is asking for, Set Jet acknowledged and completed a comprehensive review of operations by the Department of Transportation ("DOT") & Federal Aviation Administration ("FAA") to prevent the problems others are facing. SET JET 17

Note: As of 6/30/2023 further penetrate existing regions Set Jet currently services 5 Western states and Mexico Increase flights between current cities Start new routes and new cities Broaden member base and increase utilization by existing members Provide greater flexibility and accommodations SET JET near - term growth strategy 18 expand into new regions and grow memberships Set Jet plans to add hubs across several states by the end of 2024 SET JET near - term growth strategy kuwait riyadh jeddah mecca middle east bahrain dubai doha muscat europe london berlin paris zurich nice rome barcelona asia shanghai beijing Note: As of 6/30/2023 macau hong kong 19 business metrics SET JET Six Months Ended June 30, Twelve Months Ended December 31, 2023 2022 2022 2021 ($ in thousands) 2,899 3,200 2,673 2,638 Active Members (end of period) 2,786 2,986 2,722 2,495 Active Members (average monthly during period) 1,102 1,181 2,128 2,169 Charter Flight Legs $6,987 $7,057 $12,897 $9,480 Revenue $6,340 $5,976 $6,060 $4,371 Revenue per Charter Flight Leg 20 Note: Based on Fiscal year ending December 31.

summary income statement SET JET Six Months Ended June 30, Twelve Months Ended December 31, 2023 2022 2022 2021 ($ in thousands) $6,987 $7,057 $12,897 $9,480 Revenue (1.0)% 95.5% 36.0% 215.9% % Growth $(1,699) $(633) $(2,737) $(6,810) Gross profit (loss) (24.3)% (9.0)% (21.2)% (71.8)% % Margin Operating Expenses $525 $353 $760 $757 Operations and Support 784 4,714 7,546 1,279 Pre - operating Costs - (264) (675) - Gain on pre - operating charter agreement 1,419 916 2,741 2,780 General and Administrative 1,084 557 1,198 1,131 Sales and Marketing $3,812 $6,276 $11,570 $5,947 Total Operating Expenses $(5,511) $(6,909) $(14,307) $(12,757) Operating Income (loss) (78.9)% (97.9)% (110.9)% (134.6)% % Margin $(7,156) $(6,949) $(21,439) $(12,787) Net loss 84 95 115 178 Depreciation & Amortization ,703 37 639 22 Interest and Other $(5,369) $(6,817) $(20,685) $(12,587) EBITDA (76.8)% (96.6)% (160.4)% (132.8)% % Margin 21 Note: Based on Fiscal year ending December 31.

investment highlights Note: As of 6/30/2023 Highly differentiated subscription - based technology company operating in the luxurious semi - private aviation space Model supported by proprietary booking platform, allowing Set Jet to be a true on demand operator, while ensuring the best possible member experience 4,300+ active members (and counting) onboarded and over 6,300+ flights executed Luxurious alternative to premium commercial air travel at a competitive price point with monthly subscription Large addressable market and opportunity for expansion both domestically and internationally Seasoned management team and board with the operational and public company expertise to bring Set Jet to the next stage of growth SET JET 22 led by seasoned aviation and public company professionals tom smith Chief Executive Officer Board Member Co - Founder 23 trey smith Chief Operating Officer Board Member Co - Founder jim barnes Chief Financial Officer executive team directors richard anthony Board Member steve reynolds Chairman SET JET

855 - 4 - SET - JET ir@setjet.com Set Jet, Inc. 15011 N 75th Street, Scottsdale, AZ 85260 set jet investor relations 24